                                                        EXHIBIT 21



A table of the subsidiaries of TCI Communications, Inc. as of December 31, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business (Trade Names). Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Alabama T.V. Cable, Inc.                                       AL
American Cable Of Redlands Joint Venture [jv]                  CO
American Cable TV Investors 2 [lp]                             CA
American Cable TV Investors 3 [lp]                             CA
American Cable TV Investors 4, Ltd. [lp]                       CO
American Cable TV Investors 5, Ltd. [lp]                       CO               Amercian Cable TV of Lower Delaware
                                                                                Amercian Cable TV of St. Mary's County
American Microwave & Communications, Inc.                      MI
American Movie Classics Investment, Inc.                       CO
American TeleVenture of Minersville, Inc.                      CO
Ames Cablevision, Inc.                                         IA               TCI of Central Iowa
Antares Satellite Corporation                                  CO
ARP Partnership [gp]                                           DE
Athena Cablevision Corporation of Knoxville                    TN
Athena Cablevision of Tennessee and Kentucky, Inc.             TN
Athena Realty, Inc.                                            NV
Atlantic American Cablevision of Florida, Inc.                 FL               TCI Cablevision of Pasco County
                                                                                TCI Media Services
Atlantic American Cablevision, Inc.                            DE
Atlantic American Holdings, Inc.                               FL
Atlantic Cablevision of Florida, Inc.                          FL
Baton Rouge Cablevision Associates, L.P. [lp]                  CO
Bay Area Interconnect [gp]                                     CA               Bay Cable Advertising
                                                                                BCA
Beatrice Cable TV Company                                      NE               TCI Cable of Beatrice
Bellevue Cablevision, Inc.                                     DE               TCI Media Services
Billings Tele-Communications, Inc.                             OR
Bob Magness, Inc.                                              WY
Bresnan Communications Company Limited Partnership [lp]        MI
Brigand Pictures, Inc.                                         NY
Broadview Television Company                                   WA
Brookhaven Cable TV, Inc.                                      NY               TCI Cable of Brookhaven

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Brookings Cablevision [gp]                                     CO
Brookside Antenna Company                                      OH
Cable Accounting, Inc.                                         CO
Cable AdNet Partners [gp]                                      DE               Cable Adnet
                                                                                Hudson Valley Cable Group
                                                                                TCI Media Services
Cable Advertising Partners[gp]                                 CA
Cable Network Television, Inc.                                 NV
Cable Shopping Investment, Inc.                                CO
Cable Television Advertising Group, Inc.                       WY
Cable Television of Gary, Inc.                                 IN
Cable TV of Marin, Inc.                                        CA
Cable TV Puget Sound, Inc.                                     WA               TCI of Washington
Cabletime, Inc.                                                CO
Cablevision Associates of Gary Joint Venture[jv]               IN
Cablevision IV, Ltd. (Corp)                                    IA
Cablevision of Arcadia/Sierra Madre, Inc.                      DE
Cablevision of Baton Rouge, Ltd. [lp]                          CO
Cablevision V, Inc.                                            IA
Cablevision VI, Inc.                                           IA               TCI Cablevision of the Rockies, Inc.
                                                                                TCI of the Heartlands
Cablevision VII, Inc.                                          IA               TCI Cablevision of the Rockies, Inc.
                                                                                TCI of the Heartlands
                                                                                TCI of Eastern Iowa
                                                                                TCI Media Services
Capital Region Cable Advertising Interconnect, L.P. [lp]       NY               Capital Region Cable Advertising Network
CAT Partnership [gp]                                           DE
CATV Facility Co., Inc.                                        CO
Channel 3 Everett, Inc.                                        WA
Channel 64 Acquisition, Inc.                                   DE
Chicago Cable Network Joint Venture [jv]                       IL
Cincinnati Cable Advertising Interconnect, L.P.                DE
Clear View Cable Systems, Inc.                                 CA
Clinton Cablevision [gp]                                       IA
Clinton TV Cable Company, Inc.                                 IA
Coconut Creek Cable T.V., Inc.                                 FL               TCI of North Broward
Colorado Cablevision Company [lp]                              CO               TCI of Colorado
Colorado Terrace Tower II Corporation                          CO
Com-Cable TV, Inc.                                             DE
Command Cable of Eastern Illinois LP                           NJ               TCI Cablevision of Southern Illinois
Communication Investment Corporation                           VA
Communications & Cable of Chicago, Inc.                        IL               Chicago Cable TV
Communications Services, Inc.                                  KS               TCI Cablevision of Central Texas
                                                                                TCI Cablevision of East Oklahoma

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
                                                                                TCI Cablevision of North Texas
                                                                                TCI Cablevision of Northeast Texas
                                                                                TCI Cablevision of Oklahoma (CSI), Inc.
                                                                                TCI Cablevision of Texas (CSI), Inc.
                                                                                TCI Communications Services, Inc.
                                                                                TCI Media Services
                                                                                TCI of Arkansas
                                                                                TCI of Arkansas (CSI), Inc.
                                                                                TCI of Kansas (CSI), Inc.
                                                                                TCI of Louisiana
                                                                                TCI of Louisiana (CSI), Inc.
Community Cable Television (gp)                                WY               TCI Cablevision of Southwest Texas
                                                                                TCI Cablevision of West Oakland County
Community Realty, Inc.                                         NV               Nevada Community Realty, Inc.
Community Telecable of Bellevue, Inc.                          WA               TCI of Washington
Community Telecable of Seattle, Inc.                           WA
Community Television Systems, Inc.                             DE               TCI Cablevision of South Central Connecticut
Connecticut Cable Advertising, L.P.                            DE
Connecticut Cable Advertising, L.P.                            DE
Consumer Entertainment Services, Inc.                          WY
Contra Costa Cable Co.                                         WA
Corsair Pictures, Inc.                                         DE               Brigand Pictures, Inc.
Crockett Cable System, Inc.                                    WA
Daniels Communication Partners Limited Partnership [lp]        DE
Daniels Hauser-Holdings [gp]                                   CO
Davis County Cablevision, Inc.                                 UT
DCP-85, Ltd. [lp]                                              CO
DigiVentures, LLC                                              DE
Direct Broadcast Satellite Services, Inc.                      DE
Discovery Programming Investment, Inc.                         CO
District Cablevision Limited Partnership [lp]                  DC               TCI Media Services
East Arkansas Cablevision, Inc.                                AR               TCI Media Services
                                                                                TCI of Arkansas
East Arkansas Investments, Inc.                                CO
Eastex Microwave, Inc.                                         TX
ECP Holdings, Inc.                                             OK
Elbert County Cable Partners, L. P. [lp]                       CO               TCI of Colorado
Everett Cablevision, Inc.                                      WA               TCI of Washington
FAB Communications, Inc.                                       OK
Far-West Communications, Inc.                                  OR               TCI of Oregon
Foothills Cablevision, Ltd. [lp]                               CO
Four Flags Cable TV [jv]                                       MI
Four Flags Cablevision [jv]                                    MI
General Communications and Entertainment Company, Inc.         DE

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Gill Bay Interconnect, Inc.                                    CA
Greater Birmingham Interconnect[gp]                            AL               GBI
Guide Investments, Inc.                                        CO
H-C-G Cablevision, Inc.                                        CA
Halcyon Communications Limited Partnership[lp]                 OK               TCI Cablevision of East Oklahoma
Halcyon Communications Partners [gp]                           OK
Harbor Communications Joint Venture [jv]                       WA
Harris County Cable TV, Inc.                                   VA
Hawkeye Communications of Clinton, Inc.                        IA
Heritage Cable Partners, Inc.                                  IA
Heritage Cablevision Associates, a Limited Partnership [lp]    IA               TCI of Bedford

                                                                                TCI of Michiana
Heritage Cablevision of California, Inc.                       DE               TCI of San Jose
Heritage Cablevision of Colorado, Inc.                         CO               TCI Cablevision of Southern Colorado, Inc.
Heritage Cablevision of Dallas, Inc.                           IA               Bay Cablevision
                                                                                Cable Oakland
                                                                                TCI Cablevision of California
                                                                                TCI Cablevision of New Castle County
                                                                                TCI Media Services
                                                                                TCI of Colorado
                                                                                TCI of Fort Collins
Heritage Cablevision of Delaware, Inc.                         DE
Heritage Cablevision of Maine II, Inc.                         ME
Heritage Cablevision of Massachusetts, Inc.                    MA               TCI Cablevision of Andover
Heritage Cablevision of South East Massachusetts, Inc.         MA
Heritage Cablevision of Tennessee, Inc.                        TN               TCI of Colorado
Heritage Cablevision of Texas, Inc.                            IA               TCI Cablevision of South Texas
Heritage Cablevision, Inc.                                     TX
Heritage Cablevision, Inc.                                     IA               TCI Media Services
                                                                                TCI of the Heartlands
                                                                                TCI of Central Iowa
                                                                                TCI of Southern Iowa
                                                                                TCI of Northern Iowa
                                                                                TCI of Eastern Iowa
Heritage Cablevue, Inc.                                        DE               TCI Cablevision of New England
Heritage Communications Products Corp.                         IA
Heritage Communications, Inc.                                  IA
Heritage Investments, Inc.                                     IA
Heritage Media Corporation
Heritage ROC Holdings Corp.                                    IA
Heritage/Indiana Cablevision II, Inc.                          CO
Heritage/Indiana Cablevision, Inc.                             IA
Hillcrest Cablevision Company                                  OH
Home Sports Network, Inc.                                      CO

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Independence Cable TV Company [jv]                             MI               TCI Cablevision of Oakland County, Inc.
InterMedia Capital Management II, L.P.                         CA
Intermedia Capital Partners IV,  L.P.(ICP-IV)                  CA
Intermedia Partners Limited Partnership (IP-I)                 CA
International Telemeter Corporation                            NV
IR-TCI Partners II, L.P.  [lp]                                 CA
IR-TCI Partners III, L.P.  [lp]                                CA
IR-TCI Partners IV, L. P. [lp]                                 CO
IR-TCI Partners V, L. P. [lp]                                  CO
Knox Cable T.V., Inc.                                          TN
KTMA-TV, Inc.                                                  TX
LaSalle Telecommunications, Inc.                               IL               Chicago Cable TV-IV
Lawrence County Cable Partners                                 CO
Liberty - CSI, Inc.                                            CO
Liberty Cable Partner, Inc.                                    WY
Liberty Capital Corp.                                          WY
Liberty Command II, Inc.                                       CO
Liberty Command, Inc.                                          CO
Liberty of Northern Indiana, Inc.                              DE
Liberty of Paterson II, Inc.                                   CO
Liberty of Paterson, Inc.                                      NV
LVO Cable Properties, Inc.                                     OK
LVOC Management, Inc.                                          OK
Margate Video Systems, Inc.                                    FL               TCI Media Services
                                                                                TCI of North Broward
Marin Cable Television, Inc.                                   CA
Miami Tele-Communications, Inc.                                FL
Micro-Relay, Inc.                                              MD
Mid-Kansas, Inc.                                               KS
Mile Hi Cable Partners, L.P. [lp]                              CO               TCI of Colorad
Mississippi Cablevision, Inc.                                  MS               TCI of North Mississippi
                                                                                TCI of Kansas
Moonlight Bowl, Inc.                                           CA
Mountain Cable Network, Inc.                                   NV               Mountain Cable Advertising
                                                                                TCI Media Services
Mountain States General Partner Co.                            CO
Mountain States Limited Partner Co.                            CO
Mountain States Video [gp]                                     CO               TCI Media Services
Mountain States Video Communications Co., Inc.                 CO               TCI of Colorado
Mountain States Video, Inc.                                    CO               TCI of Colorado
                                                                                TCI Media Services
MSV Subsidiary, Inc.                                           CO
Muskegon Cable TV Co. [gp]                                     MI
Narragansett Cablevision Corporation                           RI               Heritage Cablevision of Narragansett

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
National Digital Television Center, Inc.                       DE
Newport News Cablevision Associates, L. P. [lp]                CO
Newport News Cablevision Ltd. [lp]                             CO
Northern Video, Inc.                                           MN               TCI of Central Minnesota
Northwest Cable Advertising  [gp]                              NY               TV Mart
                                                                                TCI Media Services
Northwest Illinois Cable Corporation                           DE
Northwest Illinois TV Cable Co.                                DE               TCI Cablevision of Galesburg/Monmouth
Northwest Illinois TV Cable Company [lp]                       IL
NTT, Inc.                                                      TX
Ohio Cablevision Network, Inc.                                 IA               TCI Cablevision of Northwestern Ohio
Ottumwa Cablevision, Inc.                                      IA               TCI of Southen Iowa
Pacific Microwave Joint Venture [jv]                           CA
Parkland Cablevision, Inc.                                     FL               TCI of North Broward
Pennsylvania Educational Communications Systems                PA
Pittsburg Cable TV, Inc.                                       KS               TCI of Pittsburg
Portland Cable Advertising, L.P.  [lp]                         DE
Preview Magazine Corporation                                   NY
Prime Cable II Systems, Inc.                                   TX
Robert Fulk, Ltd.                                              DE
Robin Cable Systems of Sierra Vista, L.P.                      CA               TCI of Southern Arizona
Robin Cable Systems of Tucson, an Arizona Limited Partnership  AZ               TCI Media Services
                                                                                TCI of Tucson
                                                                                Tucson Cablevision
S/D Cable Partners Ltd. [lp]                                   CO               TCI Cablevision of Princeton, L.P.
                                                                                TCI Cablevision of Rock Falls, L.P.
San Leandro Cable Television, Inc.                             CA               TCI Cablevision of Hayward
Santa Fe Cablevision Company                                   NM               TCI Cablevision of Santa Fe
                                                                                TCI Media Services
Santa Fe Cablevison Co. [lp]                                   NM
Satellite Services of Puerto Rico, Inc.                        DE
Satellite Services, Inc.                                       DE
SCC Programs, Inc.                                             IL
Semaphore Partners [gp]                                        CO
Silver Spur Land and Cattle Co.                                WY               Silver Spur Ranch
Skyview TV, Inc.                                               MT
South Chicago Cable, Inc.                                      IL               Chicago Cable TV-V
                                                                                TCI Chicago
South Florida Cable Advertising[gp]                            FL
Southwest TeleCable, Inc.                                      TX
Southwest Washington Cable, Inc.                               WA
Southwestern Satellite, Inc.                                   TX
SSI 2, Inc.                                                    NV
St. Louis Tele-Communications, Inc.                            MO               TCI Cablevision of St. Louis

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Tampa Bay Interconnect [gp]                                    FL               TBI
TCC Spectrum, Inc.                                             DE
TCI-UC, INC.                                                   DE
TCI AIT, Inc.                                                  CO
TCI American Cable Holdings II, L.P. [lp]                      CO
TCI American Cable Holdings, L.P. [lp]                         CO               TCI of Washington
TCI Baton Rouge Ventures, Inc.                                 CO
TCI Bay Interconnect, Inc.                                     CA
TCI Cable Adnet, Inc.                                          CO
TCI Cable Management Corporation                               CO               TCI Media Services
TCI Cable Partners of St. Louis, L.P.                          CO               TCI of Illinois
TCI Cablevision Associates, Inc.                               DE
TCI Cablevision of Alabama, Inc.                               AL               TCI Media Services
TCI Cablevision of Arizona, Inc.                               AZ               TCI Customer Satisfaction Center
TCI Cablevision of Baker/Zachary, Inc.                         DE               TCI of Louisiana
TCI Cablevision of California, Inc.                            CA               TCI Media Services
TCI Cablevision of Canon City, Ltd. [lp]                       CO
TCI Cablevision of Colorado, Inc.                              CO               TCI Customer Satisfaction Center
                                                                                TCI Media Services
                                                                                TCI of Colorado
TCI Cablevision of Dallas, Inc.                                TX               TCI Media Services
TCI Cablevision of Florida, Inc.                               FL               TCI Media Services
                                                                                TCI of Colorado
                                                                                TCI Southeast - South Region
TCI Cablevision of Georgia, Inc.                               GA               TCI Media Services
                                                                                TCI of Louisiana
TCI Cablevision of Great Falls, Inc.                           DE
TCI Cablevision of Idaho, Inc.                                 ID               TCI Customer Satisfaction Center
TCI Cablevision of Kentucky, Inc.                              KY
TCI Cablevision of Kiowa, Inc.                                 CO
TCI Cablevision of Leesville, Inc.                             DE
TCI Cablevision of Maryland, Inc.                              MD               TCI Media Services
TCI Cablevision of Massachusetts, Inc.                         MA
TCI Cablevision of Michigan, Inc.                              MI               TCI North Central Region
TCI Cablevision of Minnesota, Inc.                             MN               TCI of Minnesota
TCI Cablevision of Missouri, Inc.                              MO               TCI Media Services
TCI Cablevision of Montana, Inc.                               MT               TCI Media Services
TCI Cablevision of Nebraska, Inc.                              NE               TCI Media Services
TCI Cablevision of Nevada, Inc.                                NV               TCI Media Services
TCI Cablevision of New Hampshire, Inc.                         NH
TCI Cablevision of New Mexico, Inc.                            NM               TCI Media Servies
TCI Cablevision of North Central Kentucky, Inc.                KY
TCI Cablevision of Ohio, Inc.                                  OH               TCI Media Services
TCI Cablevision of Okanogan Valley, Inc.                       WA               TCI of Washington

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
TCI Cablevision of Oklahoma, Inc.                              OK
TCI Cablevision of Oregon, Inc.                                OR               TCI Media Services
                                                                                TCI of Oregon
TCI Cablevision of Pasco County [gp]                           FL               TCI Media Services
TCI Cablevision of Pinellas County, Inc.                       FL
TCI Cablevision of Sierra Vista II, Inc.                       CO
TCI Cablevision of Sierra Vista, Inc.                          CO
TCI Cablevision of South Dakota, Inc.                          SD               TCI Media Services
TCI Cablevision  of St. Bernard, Inc.                          LA               TCI of Louisiana
TCI Cablevision of Texas, Inc.                                 TX               TCI Media Services
TCI Cablevision of Tucson, Inc.                                CO
TCI Cablevision of Tuscon II, Inc.                             CO
TCI Cablevision of Twin Cities, Inc.                           WA               TCI of Washington'
TCI Cablevision of Utah, Inc.                                  UT               TCI Media Services
TCI Cablevision of Vermont, Inc.                               DE
TCI Cablevision of Washington, Inc.                            WA               TCI Media Services
                                                                                TCI of Washington
                                                                                TV Mart
TCI Cablevision of Wisconsin, Inc.                             WI               TCI Media Services
TCI Cablevision of Wyoming, Inc.                               WY               TCI Media Services
TCI Cablevision of Yakima Valley, Inc.                         WA               TCI of Washington
TCI Cablevision of Yakima, Inc.                                WA               TCI of Washington
TCI Central, Inc.                                              DE
TCI Challenger, Inc.                                           CO
TCI Communications Financing I                                 DE
TCI Communications Financing II                                DE
TCI Communications Financing III                               DE
TCI Communications Financing IV                                DE
TCI Communications Financing V                                 DE
TCI Communications Financing VI                                DE
TCI Development Corporation                                    CO
TCI Digital TV, Inc.                                           CO
TCI East, Inc.                                                 DE
TCI Fleet Services, Inc.                                       CO
TCI Great Lakes, Inc.                                          DE
TCI Hits At Home, Inc.                                         CO
TCI Hits, Inc.                                                 CO
TCI Holdings II, Inc.                                          CO
TCI Holdings, Inc.                                             CO
TCI Investments, Inc.                                          CO
TCI IP, Inc.                                                   DE
TCI IP-1, Inc.                                                 CO
TCI K-1, Inc.                                                  CO

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
TCI Liberty, Inc.                                              DE
TCI Materials Management, Inc.                                 CO
TCI Microwave, Inc.                                            DE
TCI National Digital Television Center - Hong Kong, Inc.       DE
TCI News, Inc.                                                 CO
TCI News-Damn Right, Inc.                                      CO
TCI News-Presidential, Inc.                                    CO
TCI North Central,  Inc.                                       DE
TCI Northeast, Inc.                                            DE
TCI of Arkansas, Inc.                                          AR
TCI of Arlington, Inc.                                         OK
TCI of Beckley, Inc.                                           WV               TCI Media Services
TCI of Bloomington/Normal, Inc.                                VA
TCI of Cleveland, Inc.                                         TN               TCI Media Services
TCI of Columbus, Inc.                                          GA               TCI Media Services
TCI of Connecticut, Inc.                                       CT
TCI of Council Bluffs, Inc.                                    IA
TCI of D.C., Inc.                                              DC
TCI of Dayton, Inc.                                            DE
TCI of Decatur, Inc.                                           AL               TCI Media Services
TCI of Delaware, Inc.                                          DE
TCI of Greensburg [gp]                                         CO
TCI of Greenville, Inc.                                        SC               TCI Media Services
TCI of Hawaii, Inc.                                            CO               TCI
TCI of Houston, Inc.                                           CO               TCI Media Services
TCI of Illinois, Inc.                                          IL               TCI Cablevision of Dubuque, Inc.
                                                                                TCI Media Services
TCI of Indiana, Inc.                                           IN               TCI Media Services
                                                                                TCI Midwest Region
TCI of Iowa, Inc.                                              IA               TCI Cablevision of Dubuque, Inc.
                                                                                TCI Media Services
                                                                                TCI Southeast - Northwest Region
TCI of Kansas, Inc.                                            KS               TCI Cablevision of Stillwater
                                                                                TCI Cablevision of Tulsa
TCI of Kokomo, Inc.                                            CO
TCI of Lee County, Inc.                                        AL
TCI of Lexington, Inc.                                         KY               TCI Media Services
TCI of Maine, Inc.                                             ME
TCI of Mississippi, Inc.                                       MS
TCI of New Jersey, Inc.                                        NV
TCI of New York, Inc.                                          NY               TCI Media Services
                                                                                TCI Northeast Region
                                                                                TCI Telemarketing
TCI of North Broward, Inc.                                     FL

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
TCI of North Central Kentucky, Inc.                            KY
TCI of North Dakota, Inc.                                      ND
TCI of Northern California, Inc.                               CA
TCI of Northern New Jersey, Inc.                               WA               TCI Cablevision of Cental Colorado
                                                                                TCI Cablevision of Northeastern Oregon
                                                                                TCI Cablevision of the Treasure Coast
                                                                                TCI Media Services
                                                                                TCI of Northern New Jersey
                                                                                TCI of Oregon
                                                                                TCI of Washington
TCI of Overland Park, Inc.                                     KS
TCI of Pennsylvania, Inc.                                      PA               TCI East Region
                                                                                TCI Media Services
                                                                                TCI of California
TCI of Piedmont, Inc.                                          SC
TCI of Plano, Inc.                                             TX
TCI of Princeton, Inc.                                         VA
TCI of Racine, Inc.                                            WI               TCI Media Services
TCI of Radcliff, Inc.                                          KY               TCI Media Services
TCI of Rhode Island, Inc.                                      RI
TCI of Richardson, Inc.                                        TX
TCI of Roanoke Rapids, Inc.                                    VA
TCI of Selma, Inc.                                             AL
TCI of South Carolina, Inc.                                    SC
TCI of Southern Maine, Inc.                                    ME
TCI of Southern Minnesota, Inc.                                DE               TCI Media Services
                                                                                TCI of Southern Minnesota
TCI of Southern Washington [gp]                                WA               TCI of Washington
TCI of Spartanburg, Inc.                                       SC
TCI of Springfiled, Inc.                                       MO               TCI Media Services
TCI of Tacoma, Inc.                                            DE               TCI of Washington
TCI of Tennessee, Inc.                                         TN
TCI of the Blufflands, Inc.                                    DE               TCI Cable of La Crosse
                                                                                TCI Media Services
                                                                                TCI of Southern Minnesota
TCI of Tualatin Valley, Inc.                                   OR               TCI of Oregon
TCI of Virginia, Inc.                                          VA               TCI Media Services
TCI of Watertown, Inc.                                         IA
TCI of West Virginia, Inc.                                     WV               TCI Media Services
TCI of Wytheville, Inc.                                        VA
TCI Oscar I, Inc.                                              CO
TCI Pacific Communications, Inc                                DE               TCI Media Services
TCI Pacific Microwave, Inc.                                    CO               Pacific Microwave
TCI Pacific, Inc.                                              DE

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
TCI PCS Holdings, Inc.                                         DE
TCI Private Ventures, Inc.                                     CO
TCI Realty Investments Company                                 DE
TCI Southeast Divisional Headquarters, Inc.                    AL
TCI Southeast, Inc.                                            DE
TCI Sports, Inc.                                               NV
TCI Sports[gp]                                                 UT
TCI STS, Inc.                                                  CO
TCI STS-MTVI, Inc.                                             TX
TCI Summitrack of Texas, Inc.                                  CO
TCI Telecom, Inc.                                              DE
TCI Teleport of Houston, Inc.                                  TX
TCI TKR Cable I, Inc.                                          DE
TCI TKR Cable II, Inc.                                         DE
TCI TKR Cable III, Inc.                                        DE
TCI TKR Limited Partnership [lp]                               CO
TCI TKR of Alabama, Inc.                                       DE               TCI Media Services
                                                                                TCI of Alabama
TCI TKR of Central Florida, Inc.                               FL               TCI Media Services
                                                                                TCI of Central Florida
TCI TKR of Dallas, Inc.                                        DE
TCI TKR of Florida, Inc.                                       DE
TCI TKR of Georgia, Inc.                                       DE               TCI Media Services
                                                                                TCI of Georgia
TCI TKR of Hollywood, Inc.                                     DE               TCI of Hollywood
TCI TKR of Houston, Inc.                                       TX               TCI Cablevision of Houston
TCI TKR of Jefferson County, Inc.                              KY               TKR Cable of Greater Louisville, Inc.
TCI TKR of Kentucky, Inc.                                      DE
TCI TKR of Metro Dade, Inc.                                    DE
TCI TKR of Northern Kentucky, Inc.                             KY               TKR Cable of Northern Kentucky, Inc.
TCI TKR of South Dade, Inc.                                    FL               TCI of South Dade
TCI TKR of South Florida, Inc.                                 DE               TCI Media Services
                                                                                TCI of South Florida
TCI TKR of Southeast Texas, Inc.                               DE
TCI TKR of Southern Kentucky, Inc.                             DE               TKR Cable of Southern Kentucky, Inc.
TCI TKR of the Gulf Plains, Inc.                               DE               TCI of the Gulf Plains
TCI TKR of The Metroplex, Inc.                                 TX               TCI Cablevision of the Metroplex
TCI TKR of Wyoming, Inc.                                       WY
TCI TKR, INC.                                                  DE
TCI TVC, Inc.                                                  CA
TCI UA I, Inc.                                                 CO
TCI UA, Inc.                                                   DE
TCI VCI, Inc.                                                  CA
TCI Ventures Five, Inc.                                        CO

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
TCI Ventures Four, Inc.                                        CO
TCI Ventures, Inc.                                             CO
TCI Washington Associates, L.P.                                DE
TCI West, Inc.                                                 DE
TCI Woodlands Ventures, Inc.                                   CO               The Woodlands Security Company
TCI/CA Acquisition Sub Corp.                                   CO
TCI/CI Merger Sub Corp.                                        DE
TCID-Commercial Music, Inc.                                    CO
TCID-ICP III, Inc.                                             CO
TCID-IP III, Inc.                                              CO
TCID-IP IV, Inc.                                               CO
TCID-IP V, Inc.                                                CO
TCID-SVHH, Inc.                                                DE
TCID Data Transport, Inc.                                      CO
TCID KHC, Inc.                                                 CO
TCID NEA, Inc.                                                 CO
TCID Networks, Inc.                                            DE
TCID of Carson, Inc.                                           CA
TCID of Chicago, Inc.                                          IL
TCID of Florida, Inc.                                          FL               TCI Cablevision of Pasco County
                                                                                TCI Media Services
TCID of Michigan, Inc.                                         NV
TCID of South Chicago, Inc.                                    IL
TCID Partners II, Inc.                                         CO
TCID Partners, Inc.                                            CO
TCID VFC, Inc.                                                 CO
TCID Video Enterprises, Inc.                                   CO
TCID X*PRESS, Inc.                                             CO
TCIP, Inc.                                                     CO
Tele-Communications of Colorado, Inc.                          CO               TCI Colorado Community Cable Television, Inc.
Tele-Communications of South Suburbia, Inc.                    IL
Tele-Vue Systems, Inc.                                         WA               TCI of Washington
                                                                                TCI of Houston
Telecommunications Cable Systems, Inc.                         LA               TCI Media Services
                                                                                TCI of Louisiana
                                                                                TCI Southeast - Southwest Region
Telenois, Inc.                                                 IL
Televents Group Joint Venture [gp]                             CO               TCI of Central Iowa
                                                                                TCI of Eastern Iowa
                                                                                TCI of the Heartlands
Televents Group, Inc.                                          NV
Televents of Colorado, Inc.                                    CO
Televents of East County, Inc.                                 WY               TCI Cablevision of East County
Televents of Florida, Inc.                                     WY

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
Televents of Powder River, Inc.                                WY
Televents of San Joaquin, Inc.                                 WY               TCI Cablevision of San Joaquin
Televents of Wyoming, Inc.                                     WY
Televents, Inc.                                                NV               TCI Cablevision of Contra Costa County
Televester, Inc.                                               DE
Television Cable Service, Inc.                                 TX               TCI Cablevision of Abilene
                                                                                TCI Cablevision of East Texas
                                                                                TCI Cablevision of Perryton
                                                                                TCI Cablevision of West Texas
                                                                                TCI Media Services
Television Signal Corporation                                  CA
TEMPO Cable, Inc.                                              OK               TCI Cablevision of Central Oklahoma, Inc.
                                                                                TCI Cablevision of Nocona
                                                                                TCI Cablevision of Oklahoma (Tempo), Inc.
                                                                                TCI Cablevision of Texas (Tempo), Inc.
                                                                                TCI of Arkansas (Tempo), Inc.
TEMPO Development Corporation                                  OK
TEMPO Television, Inc.                                         OK
The Chicago Cable Interconnect[gp]                             IL               GCCI
The Detroit Cable Interconnect L.P.                            DE               The Detroit Cable Interconnect Limited Partners
The Greater Philadelphia Cable Advertising Interconnect[gp]    PA               PCA
Trans-Muskingum, Incorporated                                  WV
Tribune-United Cable of Oakland County [jv]                    MI               TCI Cablevision of Oakland County, Inc.
Tribune Company Cable of Michigan, Inc.                        DE               Tribune-United Cable of Oakland County [jv]
Tulsa Cable Television, Inc.                                   OK               TCI Cablevision of Tulsa
                                                                                TCI Media Services
UA-Columbia Alpine Tower, Inc.                                 NJ
UA-Columbia Cablevision of Massachusetts, Inc.                 MA               TCI Cablevision of North Attlebboro/Taunton
UA-Columbia Cablevision of New Jersey, Inc.                    NJ
UA-Columbia Cablevision of Westchester, Inc.                   NY               TCI Media Services
                                                                                TCI Cable of Westchester
                                                                                TCI of Northern New Jersey
UA Think, Inc.                                                 CO
UACC Midwest, Inc.                                             DE               TCI Media Services
                                                                                TCI of South Mississippi
                                                                                TCI Cablevision of Asheville
                                                                                TCI Cablevision of Decatur
                                                                                TCI Cablevision of Central Illinois
                                                                                TCI of Central Indiana
                                                                                TCI of Evansville
                                                                                TCI Cablevision of West Michigan, Inc.
                                                                                TCI Cablevision of Merced County
                                                                                TCI Cablevision of Santa Cruz County
                                                                                TCI Cablevision of Tracy

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
                                                                                TCI Cablevision of Vacaville
                                                                                TCI Cablevision of Walnut Creek
                                                                                TCI Cablevision of Northshore
UAII Merger Corp.                                              DE
UAII Sub No. 24, Inc.                                          DE
UATC Merger Corp.                                              NY
UCT Aircraft, Inc.                                             CO
UCT Video, Inc.                                                CO
UCTC LP Company                                                DE
UCTC of Baltimore, Inc.                                        DE
UCTC of Los Angeles County, Inc.                               DE               TCI Cablevision of Los Angeles County
United Advertising Network, Inc.                               CO
United Artists Broadcast Properties, Inc.                      DE
United Artists Cable Holdings, Inc.                            CO
United Artists Cable Investments, Inc.                         DE
United Artists Cablesystems Corporation                        DE
United Artists Entertainment Company                           DE
United Artists Holdings, Inc.                                  DE
United Artists Investments, Inc.                               CO
United Artists K-1 Investments, Inc.                           CO
United Artists Operator Services Corporation                   CO
United Artists Payphone Corporation                            CO
United Artists Preferred Investment, Inc.                      CO
United Artists Republic Investments, Inc.                      CO
United Artists Satellite, Inc.                                 CO
United Artists TeleCommunications, Inc.                        DE
United Cable Ad-Link, Inc.                                     CO
United Cable Advertising, Inc.                                 CO
United Cable Investment of Baltimore, Inc.                     MD
United Cable Productions, Inc.                                 CO
United Cable Realty Co. of California, Inc.                    CO
United Cable Shopping Channel, Inc.                            CO
United Cable T.V. of Oakland County, Inc.                      MI               TCI Cablevision of Oakland County, Inc.
United Cable Television Acquisition Corporation                CO               TCI of Colorado
United Cable Television Corp. of Eastern Connecticut           CT               TCI Cablevision of Central Connecticut
United Cable Television Corporation                            DE               TCI Cable of the Midlands
                                                                                TCI Cablevisi of Hayward
                                                                                TCI Cablevision of Treasure Valley
                                                                                TCI Media Services
United Cable Television Corporation of Michigan                MI               TCI Cablevision of Woodhaven, Inc.
United Cable Television Corporation of Northern Illinois       IL               TCI Cablevision of Northern Illinois
United Cable Television Financing Corporation                  CO
United Cable Television Investments, Ltd.                      CO
United Cable Television of Alameda, Inc.                       CA               UCT of Alameda, Inc. #2

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
                                                                                TCI Cablevision of Alameda
United Cable Television of Baldwin Park, Inc.                  CO               TCI Cablevision of Los Angeles County
United Cable Television of Baltimore Limited Partnership [lp]  CO               TCI Communications of Baltimore
                                                                                TCI Media Services
United Cable Television of Bossier City, Inc.                  DE               TCI Media Services
                                                                                TCI of Louisiana
United Cable Television of California, Inc.                    CA               TCI Cablevision of Cupertion/Los Altos
                                                                                TCI Cablevision of Davis
United Cable Television of Chaska, Inc.                        CO
United Cable Television of Colorado, Inc.                      CO               TCI of Colorado
United Cable Television of Cupertino, Inc.                     CA               TCI of Cupertino/Los Altos Colorado
United Cable Television of East San Fernando Valley, Ltd. [lp] CO
United Cable Television of Eastern Shore, Inc.                 DE               TCI of Eastern Shore
                                                                                TCI Media Services
United Cable Television of Hillsborough, Inc.                  CO               TCI Cablevision of Hayward
United Cable Television of Illinois Valley, Inc.               IL               TCI Cablevision of Illinois Valley
United Cable Television of Los Angeles, Inc.                   CA               TCI Cablevision of Los Angeles County
United Cable Television of Mid-Michigan, Inc.                  DE               TCI Cablevision of Mid-Michigan, Inc.
United Cable Television of Northern Indiana, Inc.              DE               TCI of Northern Indiana
United Cable Television of Oakland County, Ltd. [lp]           CO
United Cable Television of Pico Rivera, Inc.                   CO
United Cable Television of Santa Cruz, Inc.                    CO               TCI Cablevisionof Santa Cruz County
United Cable Television of Sarpy County, Inc.                  NE               TCI Cable of the Midlands
                                                                                TCI Media Services
United Cable Television of Scottsdale, Inc.                    AZ               TCI Cable of Scottsdale
United Cable Television of Southern Illinois, Inc.             DE               TCI Cablevision of Southern Illinois
United Cable Television of Western Colorado, Inc.              CO               TCI Cablevision of Western Colorado, Inc.
                                                                                TCI Media Services
United Cable Television Real Estate Corporation                CO
United Cable Television Services Corporation                   OK               TCI Cablevision of Central Connecticut
                                                                                TCI Media Services
United Cable Television Services of Colorado, Inc.             CO
United Cable Video Investment, Inc.                            CO
United Carphone Corporation                                    CO
United CATV, Inc.                                              MD               TCI Cablevision of Annapolis
                                                                                TCI Media Services
United Community Antenna System, Inc.                          WA               TCI of Washington
United Corporate Communications Company                        CO
United Entertainment Corporation                               CO
United Hockey, Inc.                                            CO
United Microwave Corporation                                   DE
United of Oakland, Inc.                                        DE               TCI Cablevision of Oakland County, Inc.
                                                                                Tribune/United Cable of Oakland County
United Paging Corporation                                      CO

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
United Tribune Paging Corporation                              CO
United's Home Video Centers, Inc.                              CO
Universal Telecom, Inc.                                        MD
Upper Valley Telecable Company, Inc.                           ID               TCI Cablevision of Idaho (UVTC), Inc.
                                                                                TCI Media Services
US Cable of Allamuchy, LP                                      NJ
US Cable of Paterson (gp)                                      NJ
UTI Purchase Company                                           CO
Vacationland Cablevision, Inc.                                 WI               TCI of South Central Wisconsin
Valley Cable TV, Inc.                                          TX
Vista Television, Inc.                                         WA               TCI of Washington
VSC Cable, Inc.                                                DE
W.A.V., Inc.                                                   CA
Waltham Tele-Communications [gp]                               MA               TCI Cablevision of Waltham
Waltham Tele-Communications, Inc.                              CO
Wasatch Community T.V., Incorporated                           UT
Wentronics, Inc.                                               NM               TCI Cablevision of Western Colorado, Inc.
                                                                                TCI Cablevision of Casper
                                                                                TCI Cablevision of Gallup
                                                                                TCI Cablevision of Moab
                                                                                TCI Media Services
Western Community TV, Inc.                                     MT
Western New York Cable Advertising L.P.[lp]                    NY
Western Satellite 2, Inc.                                      CO
WestMarc Cable Group, Inc.                                     DE
WestMarc Cable Holding, Inc.                                   DE               TCI Media Services
                                                                                TCI of Central Minnesota
                                                                                TCI of Northern Iowa
                                                                                TCI of Northern Minnesota
                                                                                TCI of the Valley
WestMarc Communications of Minnesota, Inc.                     DE               TCI of Central Minnesota
                                                                                TCI of Southern Minnesota
WestMarc Communications, Inc.                                  NV
WestMarc Development II, Inc.                                  CO
WestMarc Development III, Inc.                                 CO
WestMarc Development IV, Inc.                                  CO
WestMarc Development Joint Venture[gp]                         CO               TCI Cablevision of Greater Michigan, Inc.
                                                                                TCI Cablevision of Northwestern Connecticut
                                                                                TCI Cablevision of Cape Cod
                                                                                TCI Cablevision of Nantucket
                                                                                TCI Media Services
                                                                                TCI Twin State Cable TV
                                                                                TCI/Twin Valley Cable
                                                                                TCI Cable of Vermont

                                                     STATE OR JURISDICATION
SUBSIDIARY                                              OF INCORPORATION        TRADE NAMES
                                                        OR ORGANIZATION
                                                                                TCI Media Services
WestMarc Development, Inc.                                     CO               TCI Cablevision of Greater Michigan, Inc.
WestMarc Realty, Inc.                                          CO
WTCI Uplink, Inc.                                              PA